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                                  "ONCORE XTRA"

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                        OHIO NATIONAL VARIABLE ACCOUNT A

                 SUPPLEMENT DATED MAY 1, 2000 TO THE PROSPECTUS
                               DATED MAY 1, 2000



This relates to the Extra Credits described on page 13. We have applied to the Securities and Exchange Commission for an order of exemption from certain provisions of the Investment Company Act. Unless and until the SEC grants that order, any extra credits that we recover if you exercise your 10-day free look privilege will be limited to an amount equal to:

                               (A / B) x C, where

o A is the contract value, including the value of extra credits, at the time of recission
o B is the contract value, including the value of extra credits, at the time of purchase, and
o    C is the amount of the extra credits.

The result in that case is that you will be in exactly the same position you would have been in had there been no extra credit.

In addition, unless and until the SEC grants the order we have requested, we will not recover the extra credits upon the payment of death benefits or nursing home confinement benefits.